Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 17, 2011, SurModics, Inc. (“SurModics”) and its wholly-owned subsidiary, SurModics Pharmaceuticals, Inc. (“Pharma”), completed the previously announced sale of substantially all of the assets of Pharma to Evonik Degussa Corporation (“Evonik”), pursuant to an Asset Purchase Agreement (the “Agreement”), dated as of November 1, 2011, between SurModics, Pharma and Evonik.

The following unaudited pro forma condensed consolidated financial statements of SurModics and its subsidiaries (the “Company”) are presented to comply with Article 11 of Regulation S-X and follow prescribed SEC regulations. The unaudited pro forma condensed consolidated financial statements do not purport to present what the Company’s results would have been had the disposition actually occurred on the dates indicated or to project the Company’s results from operations or financial position for any future period. The prescribed regulations limit pro forma adjustments to those that are directly attributable to the disposition on a factually supportable basis. Consequently, the Company was not permitted within the pro forma condensed consolidated financial statements to allocate to the disposed business any indirect corporate overhead or costs, such as administrative corporate functions, or any other costs that were shared with any retained business of the Company. As a result, such costs have not been included in the pro forma adjustments and are reflected with the retained business. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2011, presents pro forma effects of the transaction as if the sale of substantially all of the assets of Pharma had occurred on June 30, 2011. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2011 and June 30, 2010, and the fiscal years ended September 30, 2010, 2009 and 2008 present the pro forma effects as if the sale of substantially all of the assets of Pharma had occurred on October 1, 2007 (the first day of our 2008 fiscal year). The unaudited pro forma condensed consolidated statements of operations present additional periods beyond the normal prescribed regulations as SurModics expects to present the Pharma operations as discontinued beginning with the first quarter of fiscal 2012.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes. These unaudited pro forma condensed consolidated financial statements and accompanying notes should be read together with the Company’s audited consolidated financial statements and the accompanying notes, as of and for the fiscal year ended September 30, 2010 and the Company’s unaudited condensed consolidated financial statements and the accompanying notes as of and for the nine months ended June 30, 2011 and June 30, 2010.

SurModics, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2011

(Unaudited)

	Historical	Pro Forma Adjustments		Pro Forma (a)
(in thousands, except share data)
ASSETS
Current Assets
Cash and cash equivalents	$18,437	$26,725	(b)	$45,162
Restricted cash in escrow	—	3,275	(c)	3,275
Short-term investments	15,909	—		15,909
Accounts receivable, net	9,166	—		9,166
Inventories	3,735	(808)	(d)	2,927
Deferred tax asset	830	6,548	(d) (g)	7,378
Prepaids and other	2,526	374	(d) (f)	2,900

Total current assets	50,603	36,114		86,717

Property and equipment, net	63,842	(48,904)	(d)	14,938
Long-term investments	28,899	—		28,899
Deferred tax asset	3,102	5,297	(d)	8,399
Intangible assets , net	14,097	(8,701)	(d)	5,396
Goodwill	8,010	—		8,010
Other assets, net	4,896	(307)	(d)	4,589

Total assets	$173,449	$(16,501)		$156,948

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,615	$—		$1,615
Accrued liabilities:
Compensation	2,322	—		2,322
Accrued other	1,834	1,689	(e)	3,523
Deferred revenue	1,376	(856)	(d)	520
Other current liabilities	376	—		376

Total current liabilities	7,523	833		8,356

Deferred revenue, less current portion	3,656	(3,422)	(d)	234
Other long-term liabilities	4,394	(120)	(d)	4,274

Total liabilities	15,573	(2,709)		12,864

Commitments and contingencies
Stockholders’ Equity
Series A Preferred stock- $.05 par value, 450,000 shares authorized; no shares issued and outstanding	—	—		—
Common stock- $.05 par value, 45,000,000 shares authorized; 17,525,477 shares issued and outstanding	876	—		876
Additional paid-in capital	73,373	—		73,373
Accumulated other comprehensive income	568	—		568
Retained earnings	83,059	(13,792)	(d) (e) (f) (g)	69,267

Total stockholders’ equity	157,876	(13,792)		144,084

Total liabilities and stockholders’ equity	$173,449	$(16,501)		$156,948

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SurModics, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended June 30, 2011

(Unaudited)

	Historical	Pro Forma Adjustments (h)		Pro Forma
(in thousands, except per share amounts)
Revenue
Royalties and license fees	$22,787	$(148)		$22,639
Product sales	16,449	(1,906)		14,543
Research and development	11,393	(9,719)		1,674

Total revenue	50,629	(11,773)		38,856

Operating costs and expenses
Product costs	5,813	(1,099)		4,714
Customer research and development	14,141	(12,512)		1,629
Other research and development	8,923	—		8,923
Selling, general and administrative	14,998	(4,243)	(i)	10,755
Goodwill impairment charge	5,650	(5,650)		—
Restructuring charges	1,236	(627)		609

Total operating costs and expenses	50,761	(24,131)		26,630

(Loss) income from continuing operations	(132)	12,358		12,226

Other income
Investment income	498	—		498
Other income, net	401	(21)		380

Other income	899	(21)		878

Income from continuing operations before income taxes	767	12,337		13,104
Income tax provision	(608)	(2,889)	(j)	(3,497)

Income from continuing operations	$159	$9,448		$9,607

Basic income from continuing operations per common share:	$0.01			$0.55

Diluted income from continuing operations per common share:	$0.01			$0.55

Weighted average number of shares outstanding:
Basic	17,409			17,409
Dilutive effect of outstanding stock options and non-vested stock	47			47

Diluted	17,456			17,456

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SurModics, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended June 30, 2010

(Unaudited)

	Historical	Pro Forma Adjustments (h)		Pro Forma
(in thousands, except per share amounts)
Revenue
Royalties and license fees	$26,333	$(387)		$25,946
Product sales	15,586	(2,441)		13,145
Research and development	12,430	(9,753)		2,677

Total revenue	54,349	(12,581)		41,768

Operating costs and expenses
Product costs	6,820	(2,120)		4,700
Customer research and development	12,748	(10,798)		1,950
Other research and development	13,507	(855)		12,652
Selling, general and administrative	13,667	(4,680)		8,987
Restructuring charges	1,306	(102)		1,204
Asset impairment charges	2,265	(1,890)		375

Total operating costs and expenses	50,313	(20,445)		29,868

Income from continuing operations	4,036	7,864		11,900

Other income (loss)
Investment income	819	(1)		818
Impairment loss on investments	(2,577)			(2,577)
Other income, net	301	—		301

Other income (loss)	(1,457)	(1)		(1,458)

Income from continuing operations before income taxes	2,579	7,863		10,442
Income tax provision	(2,005)	(3,208)	(j)	(5,213)

Income from continuing operations	$574	$4,655		$5,229

Basic income from continuing operations per common share:	$0.03			$0.30

Diluted income from continuing operations per common share:	$0.03			$0.30

Weighted average number of shares outstanding:
Basic	17,373			17,373
Dilutive effect of outstanding stock options and non-vested stock	12			12

Diluted	17,385			17,385

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SurModics, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

Year Ended September 30, 2010

(Unaudited)

	Historical	Pro Forma Adjustments (h)		Pro Forma
(in thousands, except per share amounts)
Revenue
Royalties and license fees	$34,277	$(433)		$33,844
Product sales	20,184	(2,821)		17,363
Research and development	15,437	(12,155)		3,282

Total revenue	69,898	(15,409)		54,489

Operating costs and expenses
Product costs	9,425	(2,620)		6,805
Customer research and development	18,147	(15,531)		2,616
Other research and development	17,916	(1,559)		16,357
Selling, general and administrative	18,451	(5,941)		12,510
Goodwill impairment charge	13,810	(13,810)		—
Restructuring charges	1,306	(102)		1,204
Asset impairment charges	4,896	(1,890)		3,006

Total operating costs and expenses	83,951	(41,453)		42,498

(Loss) income from continuing operations	(14,053)	26,044		11,991

Other income (loss)
Investment income	1,023	—		1,023
Impairment loss on investments	(7,943)	—		(7,943)
Other income, net	314	(1)		313

Other income (loss)	(6,606)	(1)		(6,607)

(Loss) income from continuing operations before income taxes	(20,659)	26,043		5,384
Income tax provision	(430)	(4,991)	(j)	(5,421)

Loss from continuing operations	$(21,089)	$21,052		$(37)

Basic loss from continuing operations per common share:	$(1.21)			$0.00

Diluted loss from continuing operations per common share:	$(1.21)			$0.00

Weighted average number of shares outstanding:
Basic	17,372			17,372
Dilutive effect of outstanding stock options and non-vested stock	—			—

Diluted	17,372			17,372

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SurModics, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

Year Ended September 30, 2009

(Unaudited)

	Historical	Pro Forma Adjustments (h)		Pro Forma
(in thousands, except per share amounts)
Revenue
Royalties and license fees	$75,464	$(487)		$74,977
Product sales	19,333	(2,486)		16,847
Research and development	26,737	(15,225)		11,512

Total revenue	121,534	(18,198)		103,336

Operating costs and expenses
Product costs	7,508	(1,810)		5,698
Customer research and development	13,183	(10,964)		2,219
Other research and development	21,179	(1,844)		19,335
Selling, general and administrative	17,200	(5,487)		11,713
Purchased in-process research and development	3,200	(3,200)		—
Restructuring charges	1,763	—		1,763

Total operating costs and expenses	64,033	(23,305)		40,728

Income from continuing operations	57,501	5,107		62,608

Other income
Investment income	1,839	(28)		1,811
Other income, net	184	205		389

Other income	2,023	177		2,200

Income from continuing operations before income taxes	59,524	5,284		64,808
Income tax provision	(21,974)	(1,902)	(j)	(23,876)

Income from continuing operations	$37,550	$3,382		$40,932

Basic income from continuing operations per common share:	$2.15			$2.35

Diluted income from operations per common share:	$2.15			$2.34

Weighted average number of shares outstanding:
Basic	17,435			17,435
Dilutive effect of outstanding stock options and non-vested stock	34			34

Diluted	17,469			17,469

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SurModics, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

Year Ended September 30, 2008

(Unaudited)

	Historical	Pro Forma Adjustments (h)		Pro Forma
(in thousands, except per share amounts)
Revenue
Royalties and license fees	$51,788	$(5)		$51,783
Product sales	20,052	(3,018)		17,034
Research and development	25,211	(17,049)		8,162

Total revenue	97,051	(20,072)		76,979

Operating costs and expenses
Product costs	8,476	(2,399)		6,077
Customer research and development	19,187	(12,187)		7,000
Other research and development	21,311	(336)		20,975
Selling, general and administrative	20,816	(4,253)		16,563

Total operating costs and expenses	69,790	(19,175)		50,615

Income from continuing operations	27,261	(897)		26,364

Other income (loss)
Investment income	3,329	(88)		3,241
Impairment loss on investments	(4,314)	—		(4,314)
Other income, net	616	87		703

Other loss	(369)	(1)		(370)

Income from continuing operations before income taxes	26,892	(898)		25,994
Income tax provision	(12,153)	334	(j)	(11,819)

Income from continuing operations	$14,739	$(564)		$14,175

Basic income from continuing operations per common share:	$0.82			$0.79

Diluted income from continuing operations per common share:	$0.80			$0.77

Weighted average number of shares outstanding:
Basic	18,026			18,026
Dilutive effect of outstanding stock options and non-vested stock	304			304

Diluted	18,330			18,330

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SurModics, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Description of Transaction and Basis of Presentation

On November 17, 2011, the Company and Evonik closed the Pharma transaction and completed the sale. The total consideration paid by Evonik on the closing date was $30.0 million in cash, subject to post-closing adjustment if the closing date inventory value is less than $0.7 million. $3.3 million of the purchase price was placed in escrow at closing for a maximum of three months. In connection with the transaction, the Company also agreed to enter into an agreement to not compete with the business being sold for a period of five years.

The transferred assets include inventory identifiable to the sold business, fixed assets including the cGMP development and manufacturing facility in Birmingham, Alabama, and contracts with specific customers and suppliers. In addition, as part of the transaction all Pharma employees have accepted positions with Evonik. Evonik will also purchase specified transitional services from Pharma.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2011, presents pro forma effects of the transaction as if the sale had occurred on June 30, 2011. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2011 and June 30, 2010, and the fiscal years ended September 30, 2010, 2009 and 2008 present the pro forma effects as if the sale of substantially all of the assets of Pharma had occurred on October 1, 2007 (the first day of our 2008 fiscal year).

Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated balance sheet and/or the unaudited pro forma condensed consolidated statements of operations:

(a)	The unaudited pro forma condensed consolidated balance sheet balance sheet as of June 30, 2011, presents pro forma effects of the transaction as if the sale had occurred on June 30, 2011. Certain assets and liabilities, such as accounts receivable and accounts payable related to Pharma, were not transferred with the transaction and are therefore still reflected in the pro forma condensed consolidated balance sheet as of June 30, 2011.

(b)	This amount reflects the sale price of $30.0 million less $3.3 million which will be placed in an escrow account to cover any inventory shortfall or for milestone events associated with SurModics’ purchase of Pharma that may occur in the future.

(c)	This amount is the amount placed in escrow to cover any inventory shortfall or for milestone events associated with SurModics’ original acquisition of Pharma in July 2007 that may occur in the future.

(d)	This amount represents the elimination of assets and liabilities transferred to Evonik in the asset sale. The net difference between the selling price and the carrying value of the assets and liabilities transferred is a pre-tax loss of $19.7 million. The loss is calculated as follows (in thousands):

Cash proceeds from the sale, before customary post-closing adjustments	$30,000
Net assets sold	(49,743)

Loss on sale before income taxes	$(19,743)

The transaction costs which were accrued and associated tax impact are included in footnotes (e) and (f) below. In addition, the income tax benefit associated with the pre-tax loss above is included in footnote (g) below.

Certain assets (cash, accounts receivable and income tax receivables) of Pharma, totaling $5.7 million as of June 30, 2011, were retained by SurModics. In addition, certain liabilities of Pharma (accounts payable, accrued compensation, accrued other liabilities, current liabilities and certain other long-term liabilities) totaling $4.1 million as of June 30, 2011, were retained by SurModics. The retained assets and liabilities are not included in the above loss on sale calculation.

(e)	This amount represents the accrual of $1.7 million of transaction costs which result directly from the sold business and which will be included in the income of the registrant within the twelve months following the transaction.

(f)	This amount includes a $0.7 million tax benefit associated with the accrued transaction costs using the consolidated statutory tax rate.

(g)	This amount includes $6.9 million of current deferred tax benefits associated with the loss on the sale calculated using a 35% statutory tax rate as the state benefit for Pharma would be offset by a valuation allowance.

(h)	The pro forma data reflects the elimination of Pharma’s revenue and expenses. Pro forma adjustments exclude indirect and fixed costs attributable to or allocated to the sold business.

(i)	The pro forma adjustment amount includes $0.3 million of transaction costs directly attributable to the disposition of the business. These costs are excluded from continuing operations.

(j)	This amount represents the adjusted income tax expense associated with the pre-tax pro forma adjustments, using the consolidated statutory tax rate for the applicable period. In a fiscal year with non-deductible goodwill or impairment of investments, the pre-tax income or loss is adjusted appropriately.